Narragansett Insured Tax-Free Income Fund
      Supplement to the Statement of Additional Information
                     Dated October 31, 2000

     The material under the heading "When-Issued and Delayed
Delivery Obligations" is replaced by the following:

When-Issued and Delayed Delivery Obligations

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Rhode Island Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Rhode Island Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Rhode Island Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Rhode Island Obligations.

                 The date of this Supplement is
                        January 10, 2001